Exhibit 10.6

Silicon Valley Acquisition Corp.

228 Hamilton Avenue, 3rd Floor

Palo Alto, California 94301

December 22, 2025

Silicon Valley Acquisition Sponsor LLC

228 Hamilton Avenue, 3rd Floor

Palo Alto, California 94301

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering of the securities (the “IPO”) of Silicon Valley Acquisition Corp. (the “Company”) and continuing until the earlier of (i) the consummation by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), Silicon Valley Acquisition Sponsor LLC (the “Sponsor”) and/or its affiliates shall make available to the Company certain office space, utilities, secretarial and administrative support as may be required by the Company from time to time, situated at 228 Hamilton Avenue, 3rd Floor, Palo Alto, California 94301 (or any successor location). In exchange therefore, the Company shall pay the Sponsor and/or its affiliates the sum of $25,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date. The Sponsor hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) to be established upon the consummation of the IPO (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

[Signature Page Follows]

Very truly yours,

Silicon Valley Acquisition Corp.

By:	/s/ Dan Nash
	Name:	Dan Nash
	Title:	Chief Executive Officer

AGREED TO AND ACCEPTED BY:

Silicon Valley Acquisition Sponsor LLC

By:	/s/ Dan Nash
	Name:	Dan Nash
	Title:	Managing Member

[Signature Page to Administrative Services Agreement]